Rule 497(e) File Nos. 033-11716

and 811-5018

SMITH BARNEY LARGE CAP CORE FUND

Supplement dated August 9, 2004

to Prospectus dated February 27, 2004

On or about October 15, 2004, the name of the fund will change to Smith Barney Dividend Strategy Fund.

On or about October 15, 2004, the investment policy of the fund will change. Currently, the Smith Barney Large Cap Core Fund seeks to invest at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Following the change, the investment policy of the fund will be to invest at least 80% of the fund’s assets in dividend paying stocks. The fund’s investment objective will continue to be to seek capital appreciation.

The fund will be co-managed by Scott Glasser, co-portfolio manager of the Smith Barney Appreciation Fund, and Peter Hable, co-portfolio manager of the Smith Barney Fundamental Value Fund.

In implementing the changes, the fund expects substantial portfolio turnover, which is expected to result in the recognition of capital gains of approximately $1.04 per share.

As of the date the changes take effect, the manager has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses to the extent necessary to cause the actual total operating expenses, on an annualized basis, to be 1.25% for Class A shares and 2.00% for Class B shares. The manager may discontinue this waiver and reimbursement at any time.

Additionally, as of the date the changes take effect, the fund’s Class C shares (which were formerly called Class L shares) will again be available to new investors. Investors should consult with their Service Agents for more information.

FD03032 08/04